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                                                                   EXHIBIT 10.09

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------



     THIS FIRST AMENDMENT TO LEASE AGREEMENT (herein called this "Amendment"), made and entered into this 21st day of December 1993, by and between TECHNOLOGY PARK/ATLANTA, INC., a Georgia corporation having an office at 40 Technology Parkway, Suite 300, Norcross, Georgia 30092 (herein called "Lessor"), and FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation having an office at 7340 McGinnis Ferry Road, Suwanee, Georgia 30174 (herein called "Lessee");


                           W I T N E S S E T H: That,
                           - - - - - - - - - -  ----


     WHEREAS, Lessor and Lessee entered into that certain Lease, dated May 4, 1993 (herein called the "Lease"), providing for the leasing of approximately 86,052 rentable square feet within the Building (as defined in the Lease; all terms used but not defined in this Amendment shall have the meaning ascribed thereto in the Lease); and

     WHEREAS, Lessor and Lessee desire to amend the Lease in certain particulars as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the premises, TEN DOLLARS ($10.00) paid by Lessee to Lessor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.   Amendments.  The Lease has been and hereby is amended as follows:
     ----------

     1.1  Section 1.  Section 1 of the Lease has been and hereby is amended to
          ---------
read in its entirety as follows:

     1. TERM. The term of this Lease (as the same may be extended as hereinafter provided is herein called the "Lease Term") shall commence on November 12, 1993 (herein called the "Commencement Date") and unless sooner terminated pursuant to the provisions hereof shall terminate at 11:59 p.m. on May 11, 2004 (herein called the "Expiration Date"). Lessee acknowledges and agrees that the Premises have been (i) completed substantially in accordance with the Plans, as amended in accordance with Section 40.2 hereof, together with all utilities including telephone, conduit, other than telephone operations, being made available in accordance with Section 6.1 hereof, to the extent that the Premises may be occupied by Lessee, (ii) that
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          Lessor has provided Lessee with a temporary certificate of occupancy for the Premises (and Lessor shall diligently pursue issuance of a final certificate of occupancy) and (iii) that Lessor has provided Lessee with a certificate from the architect certifying the Premises have been substantially completed in accordance with the Plans.

          1.2    Section 2.  Section 2 of the Lease has been and hereby is
                 ---------
amended to read in its entirety as follows:

     2.   RENT.
          ----

          2.1 The annual base rental (herein called "Annual Base Rental") for the Premises shall be as follows for each respective Rental Lease Year (as hereinafter defined), shall be based on 86,052 rentable square feet as shown in the Plans (as hereinafter defined) and shall be payable in equal monthly installments (herein called "Base Rent") payable in advance on the first day of each and every calendar month during the Lease Term commencing on the First Rental Payment Date (as hereinafter defined):


          Rental Lease Year 1:

               $5.03 per rentable square foot
               Annual Base Rental of                      $433,178.44
               Base Rent per month of                     $ 36,098.20

          Rental Lease Year 2:

               $5.08 per rentable square foot
               Annual Base Rental of                      $437,481.04
               Base Rent per month of                     $ 36,456.75

          Rental Lease Year 3:

               $5.12 per rentable square foot
               Annual Base Rental of                      $440,923.12
               Base Rent per month of                     $ 36,743.59

          Rental Lease Year 4:

               $5.17 per rentable square foot
               Annual Base Rental of                      $445,225.72
               Base Rent per month of                     $ 37,102.14

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          Rental Lease Year 5:

               $5.22 per rentable square foot
               Annual Base Rental of                      $449,528.32
               Base Rent per month of                     $ 37,460.69

          Rental Lease Year 6:

               $5.28 per rentable square foot
               Annual Base Rental of                      $454,691.44
               Base Rent per month of                     $ 37,890.95

          Rental Lease Year 7:

               $5.34 per rentable square foot
               Annual Base Rental of                      $459,854.56
               Base Rent per month of                     $ 38,321.21

          Rental Lease Year 8:

               $5.39 per rentable square foot
               Annual Base Rental of                      $464,157.16
               Base Rent per month of                     $ 38,679.76

          Rental Lease Year 9:

               $5.54 per rentable square foot
               Annual Base Rental of                      $477,064.96
               Base Rent per month of                     $ 39,755.41

          Rental Lease Year 10:

               $5.59 per rentable square foot
               Annual Base Rental of                      $481,367.56
               Base Rent per month of                     $ 40,113.96


As used in this Section 2.1, the term "Rental Lease Year" shall mean a period of time, and the first Rental Lease Year shall commence on the date that is six (6) months after the Commencement Date (the "First Rental Payment Date") and shall end on the last day of the calendar month preceding the calendar month in which the first anniversary of the First Rental Payment Date occurs. Each succeeding Rental Lease Year shall commence on the day immediately following the last day of the immediately preceding Rental Lease Year and shall end on the day that is the anniversary of the date on which the previous Rental Lease Year ended. For the avoidance of doubt, Lessee shall not be obligated to pay Annual Base Rental or Base Rent for the six (6) month period

                                      -3-
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from the Commencement Date until the First Rental Payment Date, but shall pay all other costs associated with the Premises from and after the Commencement Date. Base Rent shall be prorated at the rate of 1/30th of the Base Rent for any partial month.

          1.3    Section 40.4.  Section 40.4 has been and hereby amended to
                 ------------
read in its entirety as follows:

          40.4 Lessee acknowledges that Lessor has incurred Additional Construction Costs (as hereinafter defined) due to Change Orders requested by Lessee that relate to the interior improvements in the Building. Lessee shall pay Lessor the amount by which such Additional Construction Costs exceed Fifty Thousand and No/100 Dollars ($50,000.00) in cash or other funds available for immediate credit in such bank account as Lessor designates within five (5) days after Lessee receives Lessor's invoice for such Additional Construction Costs. The term "Additional Construction Costs" shall mean, with respect to a Change Order, any and all additional costs and expenses which are attributable to such Change Order, including, without limitation, architectural and design fees and expenses and the amount charged to Lessor by the Approved Contractor for such Change Order, which may include reasonable, customary, and applicable administrative, overhead and profit allowances payable to the Approved Contractor, plus any reasonable, customary, and applicable administrative fee charged by Lessor with respect to such Change Order.

For the avoidance of doubt, subsections 40.41, 40.42 and 40.43 of the Lease have been and hereby are deleted in their entirety.

          1.4  Exhibit "A".  Exhibit "A" has been and hereby is amended to read
               -----------   -----------
in its entirety in accordance with Exhibit "A", attached hereto and by this
                                   -----------
reference incorporated herein and made a part hereof.

     2.   Ratification.  Both Lessor and Lessee acknowledge and confirm that the
          ------------
Lease, as amended hereby, is in full force and effect and the other party is not in default under the Lease. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by and construed under the laws of the State of Georgia.

     3.   Counterparts.  This Amendment may be executed in counterparts which
          ------------
shall be construed together as one instrument.

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     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                         LESSOR:

                         TECHNOLOGY PARK/ATLANTA, INC., a Georgia corporation


                         By: /s/ Richard R. O'Brien
                             ---------------------------------
                                 Richard R. O'Brien
                                 Executive Vice President

                                             [CORPORATE SEAL]

                         LESSEE:
                         ------

                         FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation


                         By:           /s/ Clare Fawkes
                            -------------------------------------
                              Its:          Secretary
                                  -------------------------------

                                             [CORPORATE SEAL]

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                                   EXHIBIT A
                                                                        TRACT #1
                               LEGAL DESCRIPTION
                               -----------------

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOTS 420 AND 421, 1ST DISTRICT, 1ST SECTION, FORSYTH COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TO FIND THE TRUE POINT OF BEGINNING, COMMENCE AT A POINT WHICH MARKS THE SOUTHERN END OF A MITERED CORNER OF THE INTERSECTION OF THE SOUTHEASTERN RIGHT-OF-WAY LINE OF LAKEFIELD DRIVE AND THE NORTHEASTERN RIGHT-OF-WAY LINE OF McGINNIS FERRY ROAD (80 FOOT RIGHT-OF-WAY); RUN THENCE IN A SOUTHEASTERLY DIRECTION ALONG THE NORTHEASTERN RIGHT-OF-WAY LINE OF McGINNIS FERRY ROAD SOUTH 58 DEGREES 05 MINUTES 00 SECONDS EAST 574.97 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY LINE RUN NORTH 24 DEGREES 30 MINUTES 00 SECONDS EAST 109.21 FEET TO A POINT; RUN THENCE ALONG AN ARC OF A CURVE TO THE RIGHT (CHORD: NORTH 32 DEGREES 31 MINUTES 51 SECONDS EAST 148.09 FEET; RADIUS: 530.00 FEET) AN ARC-DISTANCE OF 148.58 FEET TO A POINT; RUN THENCE ALONG AN ARC OF A CURVE TO THE RIGHT (CHORD: NORTH 59 DEGREES 08 MINUTES 47 SECONDS EAST 82.86 FEET; RADIUS:
130.00 FEET) AN ARC DISTANCE OF 84.33 FEET TO A POINT BEING THE TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED RUN THENCE NORTH 39 DEGREES 20 MINUTES 00 SECONDS WEST 30.00 FEET TO A POINT; RUN THENCE NORTH 27 DEGREES 37 MINUTES 15 SECONDS EAST 320.01 FEET TO A POINT; RUN THENCE SOUTH 88 DEGREES 30 MINUTES 00 SECONDS EAST 692.94 FEET TO A POINT LOCATED ON THE WESTERN RIGHT-OF-WAY LINE OF PROPOSED MARTIN-MARIETTA ACCESS ROAD (PROPOSED 100 FOOT RIGHT-OF-WAY); RUN THENCE IN A SOUTHWESTERLY DIRECTION ALONG SAID RIGHT-OF-WAY LINE THE FOLLOWING COURSES AND DISTANCES: SOUTH 00 DEGREES 29 MINUTES 11 SECONDS WEST 71.32 FEET TO A POINT, ALONG AN ARC OF A CURVE TO THE RIGHT (CHORD:
SOUTH 07 DEGREES 59 MINUTES 11 SECONDS WEST 173.91 FEET; RADIUS: 666.20 FEET) AN ARC DISTANCE OF 174.41 FEET TO A POINT, AND SOUTH 15 DEGREES 29 MINUTES 11 SECONDS WEST 157.00 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY LINE RUN THENCE NORTH 86 DEGREES 20 MINUTES 00 SECONDS WEST 103.00 FEET TO A POINT; RUN THENCE SOUTH 74 DEGREES 10 MINUTES 00 SECONDS WEST 80.00 FEET TO A POINT; RUN THENCE SOUTH 83 DEGREES 15 MINUTES 00 SECONDS WEST 100.00 FEET TO A POINT; RUN THENCE SOUTH 80 DEGREES 20 MINUTES 00 SECONDS WEST 160.00 FEET TO A POINT; RUN THENCE NORTH 78 DEGREES 15 MINUTES 00 SECONDS WEST 50.00 FEET TO A POINT; RUN THENCE NORTH 51 DEGREES 00 MINUTES 00 SECONDS WEST 100.00 FEET TO A POINT; RUN THENCE NORTH 73 DEGREES 45 MINUTES 00 SECONDS WEST 111.92 FEET TO A POINT; RUN THENCE NORTH 39 DEGREES 20 MINUTES 00 SECONDS WEST 133.66 FEET TO A POINT AND THE TRUE POINT OF BEGINNING.

THE ABOVE-DESCRIBED PROPERTY CONTAINS 7.5686 ACRES, AND IS SHOWN ON, AND DESCRIBED ACCORDING TO, THAT CERTAIN FLAT FOR TECHNOLOGY PARK/ATLANTA, INC. by HANNON, MEEKS & BAGWELL, SURVEYORS AND ENGINEERS, INC. DATED APRIL 27, 1993, LAST REVISED APRIL 29, 1993, WHICH PLAT IS INCORPORATED HEREIN AND BY THIS REFERENCE MADE A PART OF THIS DESCRIPTION.

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